UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2005

AXSYS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16182	11-1962029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

175 Capital Boulevard, Suite 103 Rocky Hill, Connecticut		06067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 257-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by Axsys Technologies, Inc. (“Axsys”) with the Securities and Exchange Commission on May 2, 2005 to include the historical financial statements of Diversified Optical Products, Inc. (“DiOP”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Axsys’ acquisition of DiOP.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

The audited financial statements of DiOP as of and for the years ended December 31, 2004 and 2003 with the report of independent auditors are included as Exhibit 99.1 of this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited balance sheet as of March 31, 2005, the unaudited statements of operations and cash flows for the three months ended March 31, 2005 and 2004 and the notes to the unaudited financial statements for DiOP are included as Exhibit 99.2 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma combined statement of financial position as of March 31, 2005, the unaudited pro forma combined statements of operations for the year ended December 31, 2004 and for the three months ended March 31, 2005, and the notes to the unaudited pro forma combined financial statements are included as Exhibit 99.3 of this Current Report on Form 8-K/A and incorporated herein by reference.

(c)           Exhibits

Exhibit No.	Exhibit Description
2.1(1)

Stock Purchase Agreement dated March 23, 2005 by and among Axsys Technologies, Inc., Diversified Optical Products, Inc., and its stockholders (incorporated by reference to Exhibit 2.1 to Axsys Technologies Inc.’s Current Report on Form 8-K filed on March 25, 2005).

23	Consent of Grant Thornton LLP.
99.1	Financial Statements of Diversified Optical Products, Inc. as of and for the years ended December 31, 2004 and 2003.
99.2	Unaudited Financial Statements of Diversified Optical Products, Inc. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004.
99.3

Unaudited Pro Forma Combined Statement of Financial Position as of April 2, 2005, the Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2004 and for the three months ended April 2, 2005, and the Notes to the Unaudited Pro Forma Combined Financial Statements.

(1)  Pursuant to Item 601(b)(2) of Regulation S-K, Axsys Technologies, Inc. agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  July 6, 2005

AXSYS TECHNOLOGIES, INC.
(Registrant)

By:	/s/ David A. Almeida
David A. Almeida
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
2.1(1)

Stock Purchase Agreement dated March 23, 2005 by and among Axsys Technologies, Inc., Diversified Optical Products, Inc., and its stockholders (incorporated by reference to Exhibit 2.1 to Axsys Technologies Inc.’s Current Report on Form 8-K filed on March 25, 2005).

23	Consent of Grant Thornton LLP.
99.1	Financial Statements of Diversified Optical Products, Inc. as of and for the years ended December 31, 2004 and 2003.
99.2	Unaudited Financial Statements of Diversified Optical Products, Inc. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004.
99.3

Unaudited Pro Forma Combined Statement of Financial Position as of April 2, 2005, the Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2004 and for the three months ended April 2, 2005, and the Notes to the Unaudited Pro Forma Combined Financial Statements.

(1) Pursuant to Item 601(b)(2) of Regulation S-K, Axsys Technologies, Inc. agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit upon request.